EXHIBIT 32.1
                                  AIRTRAX, INC.

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Airtrax, Inc (the "Company") on Form 10-QSB for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert Watson, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Airtrax, Inc and will be retained by Airtrax, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



                                /s/ Robert Watson
                                ----------------
                                Robert Watson
                                Chief Executive Officer and Acting
                                Chief Financial Officer

                                Date: November 20, 2006